UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 28, 2024
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 8.250% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	SYFPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Holders.

As previously announced, David P. Melito, Chief Accounting Officer and Controller of Synchrony Financial (the “Company”) will retire effective July 2, 2024. Effective as of Mr. Melito’s retirement, Brian J. Wenzel, Sr., Executive Vice President and Chief Financial Officer, will serve as the Company’s interim principal accounting officer through July 31, 2024. Mr. Wenzel will not receive any additional compensation or equity awards in connection with this interim appointment.
On June 28, 2024, the Company appointed Amy Tiliakos as Senior Vice President, Chief Accounting Officer and Controller, effective as of August 1, 2024. Ms. Tiliakos, age 42, will join the Company from American Express Company, a globally integrated payments company, where she held various roles since 2013, including most recently as U.S. Regulatory Reporting Vice President from 2023 to 2024, External Reporting Vice President from 2021 to 2023, and Global Commercial Services Group Controller Vice President from 2019 to 2021. Ms. Tiliakos is a Certified Public Accountant and holds a B.S. in Accounting from the University of Connecticut.
In connection with her appointment, Ms. Tiliakos will receive an annual base salary and be eligible to receive annual equity and non-equity incentive based compensation under the Company’s 2024 Long-Term Incentive Plan and Annual Incentive Plan. Additionally, Ms. Tiliakos is eligible to receive certain sign-on awards, comprising both cash and equity under the Company’s plans, in consideration of forfeited compensation from her prior employer. Ms. Tiliakos will also enter into the Company’s standard form of indemnification agreement, the form of which is filed as Exhibit 10.89 to Amendment No. 1 to the Company’s Form S-1 Registration Statement filed with the Securities and Exchange Commission on August 1, 2014 (File No. 333-197244).
There are no arrangements or understandings between Ms. Tiliakos and any other persons pursuant to which she was appointed an officer of the Company. Ms. Tiliakos does not have any family relationships with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or officer, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: July 1, 2024	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, Chief Risk and Legal Officer

EXHIBIT INDEX

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL